Exhibit 3.2

Date and Time: May 13, 2024 09:16 AM Pacific Time

BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 13, 2024 08:32 AM Pacific Time

Incorporation Number: BC1480669

Recognition Date and Time: May 13, 2024 08:32 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

A BC company must REMOVE from the face of each share certificate the following statement:

"The shareholders of this company are jointly and severally liable to satisfy the debts and liabilities of this company to the extent provided in section 51.3 of the Business Corporations Act."

Name of Company:

LIONSGATE STUDIOS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

BC1480669 Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Simmons, Hardwick

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Harkey, Jr., John D.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Simm, Daryl

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Feltheimer, Jon

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Rachesky, Mark

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Fries, Michael T.

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

BC1480669 Page: 2 of 4

Last Name, First Name, Middle Name:
Burns, Michael

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Sloan, Harry

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Fine, Emily

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Ostolaza, Yvette

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Clyburn, Mignon

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
McCaw, Susan

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

Last Name, First Name, Middle Name:
Dogra, Priya

Mailing Address:	Delivery Address:
2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES	2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES

BC1480669 Page: 3 of 4

Last Name, First Name, Middle Name: Crawford, Gordon Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES AUTHORIZED SHARE STRUCTURE 1. No Maximum common Shares Without Par Value Without Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ BC1480669 Page: 4 of 4